UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2015

CABLEVISION SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 27-0726696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York		11714
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 16, 2015, Cablevision Systems Corporation, a Delaware corporation (“Cablevision”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Altice N.V., a public company with limited liability (naamloze vennootschap) under Dutch law (“Altice”), Neptune Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of Altice (“Merger Sub”), and Cablevision. Pursuant to the Merger Agreement, Merger Sub will be merged with and into Cablevision (the “Merger”), with Cablevision surviving as a wholly-owned subsidiary of Altice.

In connection with the Merger, each outstanding share of the Cablevision NY Group Class A common stock, par value $0.01 per share (“Class A Shares”), and Cablevision NY Group Class B common stock, par value $0.01 per share (“Class B Shares”, and together with the Class A Shares, the “Shares”), other than Shares owned by Cablevision, Altice or any of their respective wholly-owned subsidiaries, in each case not held on behalf of third parties in a fiduciary capacity, and Shares that are owned by stockholders who have perfected and not withdrawn a demand for appraisal rights, will be converted into the right to receive $34.90 in cash, without interest (the “Per Share Merger Consideration”).

As described under Item 5.07 below, following the execution of the Merger Agreement, on September 16, 2015, the holders of Shares representing a majority of all votes entitled to be cast in the matter executed and delivered to Cablevision and Altice a written consent (the “Written Consent”) adopting the Merger Agreement. As a result, the stockholder approval required to consummate the Merger has been obtained and no further action by Cablevision’s stockholders in connection with the Merger is required. Cablevision will file with the SEC, as promptly as reasonably practicable, and mail to its stockholders, an information statement describing the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

The completion of the Merger is subject to certain customary conditions, including, among others, (i) the adoption of the Merger Agreement by the holders of Shares representing a majority of all votes entitled to be cast in the matter (which condition has been satisfied as described above and below in Item 5.07), (ii) expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, (iii) adoption and release of an order by the Federal Communications Commission granting any required consent to the transfer of control of Cablevision’s subject licenses, (iv) the conclusion of a review by the Committee on Foreign Investment in the United States (“CFIUS approval”) pursuant to Section 721 of Title VII of the Defense Production Act of 1950, as amended by the Foreign Investment and National Security Act of 2007, (v) the receipt of certain approvals from state and local public utility commissions and under certain state and local franchise ordinances and agreements, and (vi) other customary closing conditions, including (a) the accuracy of each party’s representations and warranties (subject to customary materiality qualifiers) and (b) each party’s compliance with its obligations and covenants contained in the Merger Agreement. Completion of the Merger is expected to occur in the first half of 2016. The Merger is not subject to a financing condition, and Altice has procured financing commitments for the debt and equity components of the purchase price and related costs.

Each of Cablevision, Altice and Merger Sub also has agreed to use reasonable best efforts to take all actions to consummate the Merger as soon as a practicable, including to obtain any required regulatory approvals Altice is required to obtain in connection with the transactions contemplated hereby or the Closing, except that none of Altice, Cablevision or any of their affiliates is required, as a condition to obtaining CFIUS approval, to agree to terms and conditions that would prevent Altice from exercising effective management and control over any material portion of the business of Cablevision and its subsidiaries.

The Merger Agreement contains certain customary termination rights, including the right for each of Cablevision and Altice to terminate the Merger Agreement if the Merger is not consummated by September 16, 2016 (subject to extension if either Cablevision or Altice determines additional time is necessary to obtain certain government approvals, however, not to a date beyond December 16, 2016), or in the event of an uncured material breach of any representation, warranty, covenant or agreement such that the conditions to closing would not be satisfied.

The representations, warranties and covenants of Cablevision contained in the Merger Agreement have been made solely for the benefit of Altice and Merger Sub. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by confidential disclosures made to Altice and Merger Sub in connection with the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors and (d) have been included in the Merger Agreement for the purpose of allocating risk among the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Cablevision or its business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Cablevision’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Cablevision that is or will be contained in, or incorporated by reference into, the Form 10-K, Forms 10-Q and other documents that Cablevision files with the Securities and Exchange Commission (“SEC”).

The foregoing description of the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 16, 2015, the Board of Directors of Cablevision, having determined that it was in the best interests of Cablevision and its stockholders to amend the bylaws of Cablevision, by resolution authorized, approved and adopted an amendment to Cablevision’s bylaws (the “Bylaw Amendment”) that became effective on September 16, 2015. The Bylaw Amendment became effective upon the date of the Merger Agreement.

The Bylaw Amendment provides that, unless the Board of Directors of Cablevision, acting on behalf of Cablevision, consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the United States District Court for the District of Delaware) will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Cablevision, (ii) any action asserting a claim of breach of a fiduciary duty owed by any stockholder, director, officer or other employee of Cablevision to Cablevision or its stockholders, (iii) any action asserting a claim against Cablevision or any of its stockholders, directors, officers or other employees arising pursuant to any provision of the General Corporation Law of the State of Delaware, the certificate of incorporation or the bylaws (in each case, as may be amended from time to time), (iv) any action asserting a claim against Cablevision or any of its stockholders, directors, officers or other employees governed by the internal affairs doctrine, or (v) any action, suit or proceeding regarding indemnification or advancement or reimbursement of expenses arising out of the certificate of incorporation, these bylaws or otherwise, in all cases to the fullest extent permitted by law.

The foregoing description is qualified in its entirety by reference to the text of the Bylaw Amendment, which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On September 16, 2015, the holders of 45,226,670 Class B Shares, constituting approximately 59.19% of the voting power of the outstanding Shares, voting together as a single class, executed the Written Consent adopting the Merger Agreement. No further approval of the stockholders of Cablevision is required to adopt the Merger Agreement. Cablevision will prepare and file with the SEC, and thereafter mail to its stockholders, an information statement describing the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

Item 8.01	Other Events

On September 17, 2015, Cablevision issued a press release announcing its entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and the other documents referenced therein may contain certain “forward-looking statements” (including “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995) with respect to the financial condition, results of operations and business of Cablevision and certain plans and objectives of the Board of Directors of the Cablevision. All statements other than statements of historical or current facts included in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “will”, “may”, “should”, “would”, “could” or other words or terms of similar meaning. Such statements are based upon our current beliefs and expectations and are subject to significant risks and uncertainties. Actual results may vary materially from those set forth in the forward-looking statements.

Although Cablevision believes the expectations contained in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. Such risks and uncertainties include: risks and uncertainties related to the proposed transaction with Altice and Merger Sub including, but not limited to: the expected timing and likelihood of completion of the pending merger, including the timing, receipt and terms and conditions of any required governmental approvals of the pending merger that could cause the parties to abandon the transaction, the state of the credit markets generally and the availability of financing, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed merger in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed merger, the risk that any announcements relating to the proposed merger could have adverse effects on the market price of Cablevision’s common stock, and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Cablevision to retain and hire key personnel and maintain relationships with its suppliers and customers, and on its operating results and businesses generally. Cablevision undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information on factors that may affect the business and financial results of Cablevision can be found in the filings of Cablevision made from time to time with the SEC. Unless indicated otherwise, the terms “Cablevision,” “Company,” “we,” “us,” and “our” each refer collectively to Cablevision Systems Corporation and its subsidiaries.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed Merger involving Cablevision and Altice. Cablevision will prepare an information statement for its stockholders containing the information with respect to the Merger specified in Schedule 14C promulgated under the Exchange Act and describing the proposed Merger. When completed, a definitive information statement will be mailed to Cablevision’s stockholders. INVESTORS ARE URGED TO

CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available for free on Cablevision’s website at www.cablevision.com.

Item 9.01	Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of September 16, 2015, among Cablevision Systems Corporation, Altice N.V. and Neptune Merger Sub Corp.

3.1	Bylaw Amendment, dated September 16, 2015.

99.1	Cablevision Systems Corporation press release, dated September 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cablevision Systems Corporation
(Registrant)

By:	/s/ Brian G. Sweeney
Name:	Brian G. Sweeney
Title:	President and Chief Financial Officer

Dated: September 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, LLC
(Registrant)

By:	/s/ Brian G. Sweeney
Name:	Brian G. Sweeney
Title:	President and Chief Financial Officer

Dated: September 16, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 16, 2015, among Cablevision Systems Corporation, Altice N.V. and Neptune Merger Sub Corp.

3.1	Bylaw Amendment, dated September 16, 2015.

99.1	Cablevision Systems Corporation press release, dated September 17, 2015.